UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2019 (October 24, 2019)

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street, Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (615) 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CSTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2019, the Board of CapStar Financial Holdings, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Bylaws” and as further amended and restated, the “Amended and Restated Bylaws”). The Amended and Restated Bylaws became effective upon the Board’s approval. The amendments included the following changes, among others:

•

Clarifying that the advance notice bylaw represents the exclusive means for a shareholder to bring nominations or other business proposals before a shareholder meeting (other than proposals submitted for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended).

•

Expanding the scope of disclosures required of a shareholder seeking to bring a nomination or other business proposal before a shareholder meeting, including, among others, requiring disclosure of (1) a more broadly defined set of derivative and short positions, (2) compensation arrangements between nominees and nominating shareholders, (3) the text of proposed shareholder business and (4) evidence satisfactory to the Board that the election of nominees would not violate the organizational documents of the Company or any applicable state or federal banking laws; and requiring the shareholder to update such disclosure as needed so that it remains accurate as of the record date for the meeting and as of 10 business days prior to the meeting date.

•	Requiring that the questionnaire, representations and agreements for any director nominee must be delivered in the same timeframe as a shareholder’s notice of nomination.

•	Adding that the Company may require proposed nominees for director to furnish additional information regarding the eligibility of the nominee to serve as an independent director.

•

Adding that a shareholder nominee must deliver to the Company a signed agreement that such nominee would be in compliance if elected as a director of the Company and will comply with the qualification requirements for directors of the Company set forth in the policies and guidelines of the Company publicly disclosed from time to time.

•	Adding that a shareholder proponent or its representative authorized in writing to actually appear at the meeting in person in order for the nomination or other proposal to be considered.

This description of the Amended and Restated Bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of CapStar Financial Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Robert B. Anderson
Name:	Robert B. Anderson
Title:	Chief Financial Officer and
Chief Administrative Officer

Date: October 28, 2019